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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

       Date of Report (Date of earliest event reported):  Not applicable

                                CVS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           DELAWARE                         1-1011                        05-0494040
 (STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION
       OF INCORPORATION)                                                     NO.)
                 1 CVS DRIVE
           WOONSOCKET, RHODE ISLAND                                02895
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)
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                                 (401) 765-1500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS

     The supplemental consolidated financial statements of CVS Corporation as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996 and as of and for the three months ended March 29, 1997 and March 30, 1996, together with the related supplemental schedule and supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations, in each case as restated for the merger of CVS Corporation and Revco D.S., Inc. (which was consummated on May 29, 1997) which has been accounted for as a pooling of interests under Accounting Principles Board Opinion No. 16, are filed as an exhibit hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     c.  Exhibits.

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         11.1   Supplemental Statement re: Computation of Net Earnings Per Share for each of the years in the three-year period ended December 31, 1996

         11.2   Supplemental Statement re: Computation of Net Earnings Per Share for the
                three months ended March 29, 1997 and March 30, 1996

         12     Supplemental Statement re: Computation of Ratio of Earnings to Fixed Charges

         23.1   Consent of KPMG Peat Marwick LLP

         23.2   Consent of Arthur Andersen LLP

         27.1   Supplemental Restated Financial Data Schedule -- March 29, 1997

         27.2   Supplemental Restated Financial Data Schedule -- December 31, 1996

         27.3   Supplemental Restated Financial Data Schedule -- September 28, 1996

         27.4   Supplemental Restated Financial Data Schedule -- June 29, 1996

         27.5   Supplemental Restated Financial Data Schedule -- March 30, 1996

         27.6   Supplemental Restated Financial Data Schedule -- December 31, 1995

         27.7   Supplemental Restated Financial Data Schedule -- September 30, 1995

         27.8   Supplemental Restated Financial Data Schedule -- July 1, 1995

         27.9   Supplemental Restated Financial Data Schedule -- April 1, 1995

         27.10  Supplemental Restated Financial Data Schedule -- December 31, 1994

         99.1   Supplemental consolidated financial statements of CVS Corporation as of
                December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996, together with the related supplemental Management's
                Discussion and Analysis of Financial Condition and Results of Operations, in
                each case as restated for the merger of CVS Corporation and Revco D.S. Inc.,
                (which was consummated on May 29, 1997) which has been accounted for as a pooling of interests under Accounting Principles Board Opinion No. 16.

         99.2   Supplemental consolidated condensed financial statements of CVS Corporation as of and for the three months ended March 29, 1997 and March 30, 1996 together with the related supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations, in each case as restated
                for the merger of CVS Corporation and Revco D.S. Inc., (which was consummated on May 29, 1997) which has been accounted for as a pooling of interests under
                Accounting Principles Board Opinion No.16.

         99.3   Supplemental Schedule II -- Valuation and Qualifying Accounts
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CVS CORPORATION

                                          By: /s/ CHARLES C. CONAWAY
                                          --------------------------------------
                                          Name: Charles C. Conaway
                                          Title: Executive Vice President
                                             and Chief Financial Officer

Dated: July 17, 1997
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                               INDEX TO EXHIBITS

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
EXHIBIT NO.                                      DESCRIPTION
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
    11.1      Supplemental Statement re: Computation of Net Earnings Per Share for each of the years in the three-year period ended December 31, 1996
    11.2      Supplemental Statement re: Computation of Net Earnings Per Share for the three months ended March 29, 1997 and March 30, 1996
      12      Supplemental Statement re: Computation of Ratio of Earnings to Fixed Charges
    23.1      Consent of KPMG Peat Marwick LLP
    23.2      Consent of Arthur Andersen LLP
    27.1      Supplemental Restated Financial Data Schedule -- March 29, 1997
    27.2      Supplemental Restated Financial Data Schedule -- December 31, 1996
    27.3      Supplemental Restated Financial Data Schedule -- September 28, 1996
    27.4      Supplemental Restated Financial Data Schedule -- June 29, 1996
    27.5      Supplemental Restated Financial Data Schedule -- March 30, 1996
    27.6      Supplemental Restated Financial Data Schedule -- December 31, 1995
    27.7      Supplemental Restated Financial Data Schedule -- September 30, 1995
    27.8      Supplemental Restated Financial Data Schedule -- July 1, 1995
    27.9      Supplemental Restated Financial Data Schedule -- April 1, 1995
   27.10      Supplemental Restated Financial Data Schedule -- December 31, 1994
    99.1      Supplemental consolidated financial statements of CVS Corporation as of December
              31, 1996 and 1995 and for each of the years in the three-year period ended
              December 31, 1996, together with the related supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations, in each case as restated for the merger of CVS Corporation and Revco D.S. Inc., (which was consummated on May 29, 1997) which has been accounted for as a pooling of interests under Accounting Principles Board Opinion No.16.
    99.2      Supplemental consolidated condensed financial statements of CVS Corporation as of and for the three months ended March 29, 1997 and March 30, 1996, together with the related supplemental Management's Discussion and Analysis of Financial
              Condition and Results of Operations, in each case as restated for the merger of
              CVS Corporation and Revco D.S. Inc., (which was consummated on May 29, 1997) which has been accounted for as a pooling of interests under Accounting Principles Board
              Opinion No.16.
    99.3      Supplemental Schedule II -- Valuation and Qualifying Accounts
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